Exhibit 16.2

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED EQUITY FUNDS and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign the Registration Statement on Form N-14 relating to the proposed reorganization of Prudent Bear Fund, a portfolio of Prudent Bear Funds, Inc., into Federated Prudent Bear Fund, a portfolio of Federated Equity Funds, and any amendments to the Registration Statement, including post-effective amendments; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                                                                TITLE DATE

/S/ John F. Donahue                                                          August 15, 2008
John F. Donahue                                                                Trustee

/S/ J. Christopher Donahue                                               August 15, 2008
J. Christopher Donahue                                                     President and Trustee
(Principal Executive Officer)

/S/ Richard A. Novak                                                          August 15, 2008
Richard A. Novak                                                                Treasurer
(Principal Financial Officer)

/S/ Thomas G. Bigley                                                           August 15, 2008
Thomas G. Bigley                                                                Trustee

/S/ John T. Conroy, Jr.                                                         August 15, 2008
John T. Conroy, Jr.                                                               Trustee

/S/ Nicholas P. Constantakis                                               August 15, 2008
Nicholas P. Constantakis                                                     Trustee

/S/ John F. Cunningham                                                      August 15, 2008
John F. Cunningham                                                            Trustee

/S/ Peter E. Madden                                                             August 15, 2008
Peter E. Madden                                                                   Trustee

/S/ Charles F. Mansfield, Jr.                                                August 15, 2008
Charles F. Mansfield, Jr.                                                      Trustee

/S/ John E. Murray, Jr.                                                          August 15, 2008
John E. Murray, Jr.                                                                Trustee

/S/ R. James Nicholson                                                         August 15, 2008
R. James Nicholson                                                               Trustee

/S/ Thomas M. O’Neill                                                          August 15, 2008
Thomas M. O’Neill                                                                Trustee

/S/ Marjorie P. Smuts                                                            August 15, 2008
Marjorie P. Smuts                                                                 Trustee

/S/ John S. Walsh                                                                August 15, 2008
John S. Walsh                                                                      Trustee

/S/ James F. Will                                                                 August 15, 2008
James F. Will                                                                       Trustee